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                                EXHIBIT (5)(B)
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                              FORM OF APPLICATION
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AUSA LIFE INSURANCE COMPANY
HOME OFFICE: 4 MANHATTANVILLE ORAD, PURCHASE, NY 10577           APPLICATION FOR
ADMINISTRATIVE OFFICE:  4333 EDGEWOOD ROAD NE                   VARIABLE ANNUITY
                        CEDAR RAPIDS, IOWA  52499                       CONTRACT
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1. DESIGNATED ANNUITANT
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   NAME:
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   ADDRESS:
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   CITY, STATE:
-------------------------------  -----------------------------------------------
   ZIP:_____ ______                TELEPHONE:
-------------------------------  -----------------------------------------------
   DATE OF BIRTH:                                 SEX: MALE [_]       FEMALE [_]
-------------------------------- -----------------------------------------------
   SS#:                                      CITIZENSHIP: U.S. [_]    OTHER [_]
-------------------------------- -----------------------------------------------
2. CONTRACT OWNER (IF OTHER THAN ABOVE)
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   NAME:
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   ADDRESS:
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   CITY, STATE: ZIP:
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   TELEPHONE:
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-----------------------------------------   ------------------------------------
   DATE OF BIRTH:                                 SEX: MALE [_]       FEMALE [_]
-----------------------------------------   ------------------------------------
   SS#/TAX ID#:                              CITIZENSHIP:  U.S. [_]   OTHER [_]
-----------------------------------------   ------------------------------------
3. JOINT CONTRACT OWNER* [_]            SUCCESSOR CONTRACT OWNER* [_]
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   NAME:
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   ADDRESS:
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   CITY, STATE, ZIP
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   TELEPHONE:
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   DATE OF BIRTH:                                 SEX: MALE [_]  FEMALE [_]
------------------------------------    ----------------------------------------
   SS#/TAX ID#:                              CITIZENSHIP: U.S. [_]  OTHER [_]
------------------------------------    ----------------------------------------
  *In the event the owner is a trust or plan, a copy of the trust/plan agreement must be submitted.

4. BENEFICIARY DESIGNATION
  ------------------------------------------------------------------------------
   NAME
  ------------------------------------------------------------------------------
   RELATIONSHIP TO ANNUITANT
  ------------------------------------------------------------------------------
   NAME OF CONTINGENT BENEFICIARY
  ------------------------------------------------------------------------------
   RELATIONSHIP TO ANNUITANT
  ------------------------------------------------------------------------------
5. TYPE OF ANNUITY
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   NON-QUALIFIED  [_]             SEP      (Complete Box 6)  [_]

   HR-10          [_]             IRA      (Complete Box 6)  [_]

                                  403(b)   (Complete Box 6)  [_]
   OTHER     [_]
                 _________________________________________________________
  ------------------------------------------------------------------------------
6. IRA/SEP INFORMATION

   $ __________ CONTRIBUTION FOR TAX YEAR ________________
   $ __________ TRUSTEE TO TRUSTEE TRANSFER
   $ __________ ROLLOVER FROM: (Check one) 403(b) [_] Pension [_] HR-10[_]
                     OTHER:[_] ___________________________________
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7. PURCHASE PAYMENTS
   (MAKE CHECK PAYABLE TO PFL LIFE INSURANCE COMPANY, INC.)
  ------------------------------------------------------------------------------
   PREMIUM AMOUNT(S) $  ______________________________
  ------------------------------------------------------------------------------
   I WOULD LIKE TO BE BILLED FOR FUTURE PAYMENTS:    NO [_]

   YES [_]...ANNUALLY [_]                QUARTERLY [_]
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8. ALLOCATION OF PREMIUM PAYMENTS  (WHOLE PERCENTAGES ONLY)
  ------------------------------------------------------------------------------
   TRUST COMPANY OF THE WEST
   MANAGED ASSET ALLOCATION SUB-ACCOUNT                                     .0%
                                                                 --------------
   MONEY MARKET SUB-ACCOUNT                                                 .0%
                                                                 --------------
  ------------------------------------------------------------------------------
   QUEST FOR VALUE ADVISORS

   SMALL CAP SUB-ACCOUNT                                                    .0%
                                                                 --------------
   EQUITY SUB-ACCOUNT                                                       .0%
                                                                 --------------
  ------------------------------------------------------------------------------
   BOSTON ADVISORS

   U.S. GOVERNMENT SECURITIES PORTFOLIO                                     .0%
                                                                 --------------
  ------------------------------------------------------------------------------
   JANUS CAPITAL CORP.

   GROWTH PORTFOLIO                                                         .0%
                                                                 --------------
  ------------------------------------------------------------------------------
   ROWE PRICE FLEMING

   INTERNATIONAL STOCK PORTFOLIO                                            .0%
                                                                 --------------
  ------------------------------------------------------------------------------

   AUSA LIFE INSURANCE COMPANY, INC.

   FIXED ACCOUNT - 1 YEAR GUARANTEE (FOR DOLLAR COST
                                     AVERAGING ONLY)                        .0%
                                                                 --------------

   FIXED ACCOUNT - 3 YEAR GUARANTEE                                         .0%
                                                                 --------------
  ------------------------------------------------------------------------------
   OTHER:                                                                   .0%
          -----------------------------------------------------  --------------
                                                                            .0%
   ------------------------------------------------------------  --------------

                                                                            .0%
   ------------------------------------------------------------  --------------

                                                                            .0%
   ------------------------------------------------------------  --------------

                                                                            .0%
   ------------------------------------------------------------  --------------
  ------------------------------------------------------------------------------
                    INVESTMENT ALLOCATIONS MUST TOTAL 100%

9. WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?
  ------------------------------------------------------------------------------
   NO [_]                    YES [_]

   IF ANSWER IS YES, PLEASE STATE COMPANY NAME AND POLICY NUMBER.

   _____________________________________________________________________________

   _____________________________________________________________________________

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                              [SEAL APPEARS HERE]

VA-APP 995                                          (CONTINUED ON THE BACK PAGE)
           YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE
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                                                                 APPLICATION FOR
                                                       VARIABLE ANNUITY CONTRACT
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10. DOLLAR COST AVERAGING
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 By signing below I (We) authorize PFL Life Insurance Company to transfer funds from my selected account to invest in the portfolio(s), in the amount indicated below. Transfers ill be made monthly, unless indicated differently below. I understand that the transfers will continue until I terminate the program in writing, or until my balance under the program falls below the minimum transfer amount. If this happens, the balance will be transferred as indicated below, but on a pro-rata basis. I also understand that PFL Life's Dollar Cost Averaging program is subject to the rules and restrictions associated with the PFL Life contract and at the time the program begins there must be sufficient Annuity Purchase Value to cover six month's transfers.

TRANSFER FROM:  [_] One Year Fixed Account; or              PLEASE INVEST IN FOLLOWING ACCOUNTS FOR EACH TRANSFER:
                [_] Domestic Money Market Portfolio; or        Domestic Managed Asset Allocation     .0% International Stock     .0%
                                                                                                --------                   ---------

                [_] U.S. Govt. Securities Portfolio            Growth Portfolio (Mang. by Janus)     .0% U.S. Govt. Sec. Port.   .0%
                                                                                                --------                   ---------

PLEASE INVEST: $______________________ [_] Monthly             Quest for Value Small Cap.            .0% Quest for Value Equity  .0%
                                                                                                --------                   ---------

                                                               Other:                                                            .0%
                                                                       --------------------------------------------------- ---------
               [_]  Quarlerly, [_] Semi-Annually, or [_] Annual

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To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity contract issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be not liability on the part of the Company and any purchase payments submitted shall be returned.
     I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
     [_] Please check if you wish to receive the Statement of Additional Information. Receipt of a current prospectus of the PFL Endeavor Variable annuity Account, Endeavor Series Trust and WRL Series Fund, Inc. is hereby acknowledged.
     ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC WITHDRAWALS.

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                                           BE SURE TO COMPLETE THIS SECTION

SIGNED AT:

_______________________________________            _________________________________________________________________________________

CITY                                                             SIGNATURE OF CONTRACT OWNER

_______________________________________
STATE

_______________________________________            _________________________________________________________________________________
ZIP                                                     SIGNATURE OF JOINT/SUCCESSOR OWNER (WHERE APPLICABLE)

_______________________________________            _________________________________________________________________________________
DATE SIGNED:                                                           SIGNATURE OF ANNUITANT
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

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                                        SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT

 ___________________________________________________________          ______________________________________________________________
 AGENT NAME (PLEASE PRINT)                                                AGENTS FIRM

                                                                      ______________________________________________________________
                                                                         AGENTS ADDRESS

 ___________________________________________________________          ______________________________________________________________
 SIGNATURE OF LICENSED AGENT                                              AGENTS PHONE NO.

 ___________________________________________________________          _____________________________________________________________
 BROKER/DEALER CLIENT ACCOUNT #         ILI AGENT #                       DATE

 DO YOU HAVE REASON TO BELIEVE THE CONTRACT APPLIED FOR IS TO REPLACE ANY
 EXISTING ANNUITY OR INSURANCE OWNED BY APPLICANT?      NO [_]     YES [_]

 If yes, what Company: _____________________________________________________________________________________________________________

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

PLEASE MAKE CHECK PAYABLE TO AUSA LIFE INSURANCE COMPANY, INC. (Use following address for mail, Fed. Express, etc.) SEND CHECK WITH APPLICATION TO AUSA Life Insurance Company, Inc., Attn: Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001

VA-APP 995                       PLEASE FILL OUT THE FRONT PAGE    TXS0911SC 995
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